UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  March 8, 2005
          -------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                             A.B. WATLEY GROUP INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      1-14897                13-3911867
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

                                 90 Park Avenue
                            New York, New York 10016
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (212) 500-6500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement

On March 8, 2005 we entered into a 1 year Consulting Agreement with Blue Marble Investments, Ltd. ("Blue Marble") pursuant to which Blue Marble will provide us with public relations services, and sales, marketing and general corporate advice.

Section 3 Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

In consideration of the March 8, 2005 Consulting Agreement with Blue Marble described in Item 1.01 hereof, we have issued 3,000,000 common stock purchase warrants to Blue Marble, each to purchase one share of our common stock at a price of $.01 per share at any time during the 10 year period commencing March 8, 2006.


Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits


Item No.               Description
--------               -----------
4.1                    Common Stock Purchase Warrant dated March 8, 2005 issued
                       to Blue Marble Investments Ltd.

10.1 Consulting Agreement dated March 8, 2005 between Registrant and Blue Marble Investments Ltd.


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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          A.B. WATLEY GROUP INC.




                                          By:  /s/ Robert Malin
                                               ---------------------------------
                                               Robert Malin
                                               President

Date: March 11, 2005


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